UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

John Hancock INVESTMENTS

December 16, 2015

Please vote today.

Dear fellow shareholder:

You are invited to attend your fund's annual shareholder meeting. The meeting will be held on Wednesday, February 3, 2016, at 2:00 P.M., Eastern time, at the offices of John Hancock Investments, 601 Congress Street, Boston, Massachusetts 02210.

Election of Trustees: your vote matters

As part of that meeting, you are being asked to vote on a proposal regarding the election of the Trustees who oversee the funds in which you are a shareholder. Your fund's Trustees play an important oversight role, monitoring both performance and fees on your behalf.

If you are not able to attend the meeting in person, I encourage you to vote today by proxy. The enclosed proxy statement describes the proposal to elect five Trustees. Each of the nominees currently serves as a John Hancock fund Trustee, and three of the five nominees are independent of John Hancock's management. Your proxy statement includes a brief description of each nominee's background.

Three ways you can vote today

By submitting your vote promptly, you can help us avoid the need for additional mailings at your fund's expense. After you review the proxy materials, you may vote in one of three ways:

Online: Log on using the information found on your voting card(s) and follow the simple online instructions.

By phone: Dial the toll-free number found on your voting card(s) and follow the simple instructions.

By mail: Return the enclosed proxy voting card in the envelope provided.

If you have any questions, please call a John Hancock Investments Customer Service Representative at 800-852-0218, Monday through Friday, between 8:00 A.M. and 8:00 P.M. and Saturday between 9:00A.M. and 5:30 P.M., Eastern time.

Thank you in advance for your prompt attention to this very important matter.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments

John Hancock Financial Opportunities Fund
John Hancock Hedged Equity & Income Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund
(each a "fund" and, together, the "funds")

Notice of annual meeting of shareholders scheduled for:

Time: 2:00 p.m., Eastern Time
Date: Wednesday, February 3, 2016
Location: 601 Congress Street, Boston, Massachusetts 02210

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you wish to attend in person.

To the shareholders of the funds listed above:

Notice is hereby given that an annual meeting of shareholders for each fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, February 3, 2016, at 2:00 P.M., Eastern Time (the "Meeting"). The Meeting will be held for the following purpose:

■

Proposal 1: To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders (all funds).

■

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

■

The Board of Trustees recommends that you vote in favor of the election of each of the five (5) Nominees.

Shareholders of record of each fund as of the close of business on November 24, 2015, are entitled to notice of, and to vote at, the fund's annual meeting and at any adjournment thereof.

Whether or not you expect to attend the meeting, please vote your shares either through the Internet, by telephone or by mail by returning the enclosed voting card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 3, 2016.

The proxy statement is available at: https://www.proxy-direct.com/jhi-27108.

By order of the Board of Trustees, John J. Danello Secretary

Boston, Massachusetts
December 16, 2015

Your vote is important – Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

i      completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
ii     following the touch-tone telephone voting instructions found below; or
iii    following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

■

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

■

Call the toll-free number indicated on your proxy card(s).

■

Enter the control number found on the front of your proxy card(s).

■

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

■

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

■

Go to the Web site on your proxy card(s).

■

Enter the control number found on the front of your proxy card(s).

■

Follow the instructions on the Web site.

John Hancock Financial Opportunities Fund
John Hancock Hedged Equity & Income Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund

(each a "fund" and, together, the "funds")
601 Congress Street, Boston, Massachusetts 02210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 3, 2016

INTRODUCTION

This proxy statement contains the information that a shareholder should know before voting on the proposal described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 800-852-0218.

This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees (the "Board") for use at the annual meeting of shareholders of each of John Hancock Financial Opportunities Fund ("Financial Opportunities"), John Hancock Hedged Equity & Income Fund ("Hedged Equity & Income"), John Hancock Preferred Income Fund ("Preferred Income"), John Hancock Preferred Income Fund II ("Preferred Income II"), John Hancock Preferred Income Fund III ("Preferred Income III"), John Hancock Premium Dividend Fund ("Premium Dividend"), John Hancock Tax-Advantaged Dividend Income Fund ("Tax- Advantaged Dividend"), and John Hancock Tax-Advantaged Global Shareholder Yield Fund ("Tax-Advantaged Global"). The meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, February 3, 2016, at 2:00 P.M., Eastern time (the "Meeting"). Shareholders of each fund are being asked to vote on the proposal to elect five (5) Trustees.

The proxy statement and proxy card are intended to be first mailed to shareholders on or about December 16, 2015.

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

The Funds' Advisor, Administrator, Distributor and Subadvisors

John Hancock Advisers, LLC (the "Advisor"), located at 601 Congress Street, Boston, Massachusetts 02210, serves as each fund's investment advisor and administrator. An affiliate of the Advisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, located at 197 Clarendon Street, Boston, Massachusetts 02116 ("JHAM US"), serves as subadvisor to each fund, except for Hedged Equity & Income and Tax-Advantaged Global. Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210, serves as the subadvisor to Hedged Equity & Income. Analytic Investors, LLC and Epoch Investment Partners, Inc., serve as subadvisors to Tax-Advantaged Global. Analytic Investors, LLC is located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Epoch Investment Partners, Inc. is located at 399 Park Avenue, New York, New York 10022. Analytic Investors, LLC also serves as subadvisor to Tax-Advantaged Dividend.

An affiliate of the Advisor, John Hancock Funds, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as a distributor to Tax-Advantaged Global in connection with the fund's shelf offering program.

Record Ownership

The Trustees of each fund have fixed the close of business on November 24, 2015, as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, the following number of shares of beneficial interest of each fund were outstanding:

1

Fund	Shares
Financial Opportunities	18,556,827
Hedged Equity & Income	12,517,202
Preferred Income	25,983,314
Preferred Income II	21,248,889
Preferred Income III	31,563,738
Premium Dividend	48,372,321
Tax-Advantaged Dividend	35,711,161
Tax-Advantaged Global	10,553,471

As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of each fund as a group did not beneficially own, in excess of one percent of the outstanding shares of each fund. To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund's shares as of November 24, 2015. Information related to these shareholders may be different as of the Record Date.

Name of Fund	Name and Address of Owner	Amount	Percent
Financial Opportunities	Morgan Stanley Smith Barney LLC 1585 Broadway Purchase, NY 10577-2530	1,480,545	7.99%[1]
Financial Opportunities	First Trust Portfolios LP 120 East Liberty Drive Wheaton, Illinois 60187	1,143,401	6.17%[2]
Hedged Equity & Income	First Trust Portfolios LP 120 East Liberty Drive Wheaton, Illinois 60187	1,516,101	11.12%[2]
Hedged Equity & Income	Wells Fargo Advisors LLC 301 South College St. St. Louis, Missouri 63103	789,454	5.79%[1]
Hedged Equity & Income	Advisors Asset Management Inc. 18925 Base Camp Road Monument, CO 80132	758,039	5.56%[1]
Preferred Income III	First Trust Portfolios LP 120 East Liberty Drive Wheaton, Illinois 60187	1,788,857	5.67%[2]
Tax-Advantaged Dividend	First Trust Portfolios LP 120 East Liberty Drive Wheaton, Illinois 60187	2,693,991	7.27%[1]
Tax-Advantaged Global	Morgan Stanley Smith Barney LLC 1585 Broadway Purchase, NY 10577-2530	831,609	8.11%[1]
Tax-Advantaged Global	First Trust Portfolios LP 120 East Liberty Drive Wheaton, Illinois 60187	788,104	7.69%[2]

1 As of September 30, 2015

2 As of December 31, 2014

2

PROPOSAL 1 - ELECTION OF TRUSTEES

General

Holders of the shares of each fund are entitled to elect five Trustees at this Meeting. James R. Boyle, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky and Craig Bromley have been designated as subject to election by holders of the shares of each fund.

Each fund has a "staggered" Board divided into three classes: two classes composed of four Trustees and one class composed of five Trustees. The term of one class expires each year on the date of the annual meeting of shareholders or special meeting in lieu thereof. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for a period of up to two years. Four of the nominees, Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky, are members of the class of Trustees standing for election this year. In addition, the Board has determined that it is in each fund's best interests that all current Trustees have been elected to the Board by the fund's shareholders. Accordingly, the Board is proposing that each fund's shareholders elect James R. Boyle, who was appointed to the Board as of March 10, 2015, to serve as a Trustee. As noted below, Mr. Boyle is a member of a class of Trustees whose terms will expire in 2017. As a result, if Mr. Boyle is elected to serve as a Trustee at this meeting, he will stand for election again in 2017.

As of the date of this proxy, each nominee  for election currently serves as a Trustee of each fund and, if re-elected, will serve for a term expiring on the date of the 2019 Annual Meeting of Shareholders (or, for Mr. Boyle, the 2017 Annual Meeting of Shareholders) or the special meeting in lieu thereof.

Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for the nominees, or the shareholder may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or not be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate any substitute nominees.

Proposal

For each fund, James R. Boyle, Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky are the current nominees for election by the shareholders.

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect each nominee to serve as a Trustee of that fund.

The Board recommends that shareholders of each fund vote "FOR" each of the five (5) nominees in the Proposal.

Information About Nominees/Trustees

The following tables set forth certain information regarding the nominees for election to the Board and regarding the Trustees who are not currently standing for election. The tables also show each nominee's principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by each of the current Trustees as of November 1, 2015. There are currently thirteen Trustees of each fund, ten of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the funds ("Independent Trustees"). The business address of each nominee is 601 Congress Street, Boston, Massachusetts 02210.

Information Concerning Nominees

The following tables set forth certain information regarding the nominees: James R. Boyle, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky and Craig Bromley.

ONE NOMINEE STANDING FOR ELECTION TERM TO EXPIRE IN 2017

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Non-Independent Nominee
James R. Boyle[1] (1959) Trustee

Chairman, HealthFleet, Inc., (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds (2005–2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

		2015 (A-H)[2]	228

3

FOUR NOMINEES STANDING FOR ELECTION TERM TO EXPIRE IN 2019

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Independent Nominees
Deborah C. Jackson (1952) Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 2008 (A, C-H)	228
James M. Oates (1946) Trustee, Chairperson

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

		2012 (A-H)	228
Steven R. Pruchansky (1944) Trustee, Vice Chairperson

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 1994 (A) 1992 (F) 2002 (C-D) 2003 (E) 2004 (G) 2005 (H)	228
Non-Independent Nominee
Craig Bromley[1] (1966) Trustee	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).	2012 (A-H)	228

4

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trust who are not standing for election at the Meeting.

TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2018

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis (1941) Trustee	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).	2012 (A-H)	228
Peter S. Burgess (1942) Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

		2012 (A-H)	228
Theron S. Hoffman (1947) Trustee

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000) .

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

		2012 (A-H)	228
Non-Independent Trustee
Warren A. Thomson[1] (1955) Trustee	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).	2012 (A-H)	228

TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2017

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Independent Trustees
William H. Cunningham (1944) Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014).

Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 1994 (A, F) 2002 (C–D) 2003 (E) 2004 (G) 2007 (H)	228

5

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Grace K. Fey (1946) Trustee	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	2012 (A-H)	228
Hassell H. McClellan (1945) Trustee	Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	2012 (A-H)	228
Gregory A. Russo (1949) Trustee

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 2008 (A, C–H)	228

1Because Messrs. Boyle, Bromley and Thomson are current or former senior executives or directors of the Advisor or its affiliates, each of them is considered an "interested person" (as defined in the 1940 Act) of the funds.

(A) Financial Opportunities
(B) Hedged Equity & Income
(C) Preferred Income
(D) Preferred Income II
(E) Preferred Income III
(F) Premium Dividend
(G) Tax-Advantaged Dividend
(H) Tax-Advantaged Global

2 Mr. Boyle served as a Trustee at various times prior to 2015.

"John Hancock retail funds" comprises the series of John Hancock Funds III and 10 other investment companies, as well as ten closed-end funds (including the funds described in this proxy statement).

Additional Information About Nominees/Trustees

In addition to the description of each Trustee's Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee's specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an "expert" within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of each fund as well as experience as a Trustee of other John Hancock funds. It is the Trustees' belief that this allows the Board, as a whole, to oversee the business of each fund in a manner consistent with the best interests of the fund's shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

 Charles L. Bardelis – As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle – Through his former positions as chairman and director of the Advisor, position as a senior executive of Manulife Financial Corporation (MFC), the Advisor's parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Craig Bromley – Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of MFC, the Advisor's parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder, expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

6

Peter S. Burgess – As a financial consultant, certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman – As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson – Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company, a regional stock exchange and nonprofit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates – As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board's Vice Chairperson.

Gregory A. Russo – As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson – Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor's parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

Each fund is organized as a Massachusetts business trust. Under the funds' Declarations of Trusts, the Trustees are responsible for managing the affairs of the funds, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see "Principal Occupation(s) and Other Directorships During the Past Five Years" and "Additional Information About Nominees/Trustees" above). The Board appoints officers who assist in managing the day-to-day affairs of the funds. With respect to Hedged Equity & Income, the Board met six times during the fiscal year ended December 31, 2014. With respect to Preferred Income, Preferred Income II and Preferred Income III, the Board met six times during the fiscal year ended July 31, 2015. With respect to Financial Opportunities, Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global, the Board met six times during the fiscal year ended October 31, 2015. No Trustee attended fewer than 75% of the aggregate of (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees. Four Trustees attended the joint 2015 annual meeting of shareholders of the funds that was held on January 26, 2015.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds' management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified pursuant to each fund's Declaration of Trust or By-Laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds' operations and meaningful representation of the shareholders' interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board's view, helpful elements

7

in its decision-making process. In addition, the Board believes that Messrs. Bromley and Thomson as senior executives of MFC, the parent company of the Advisor and of other affiliates of the Advisor, provide the Board with the perspective of the Advisor in managing and sponsoring all of the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each fund.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which comprises Independent Trustees (Messrs. Bardelis, Burgess and Hoffman) as defined under Section 2(a)(19) of the 1940 Act. Mr. Burgess serves as Chairperson of this Committee. Each Audit Committee member is financially literate, with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for each fund, oversees the work of the independent registered public accounting firm in connection with each fund's audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee held six meetings during the fiscal year ended December 31, 2014, four meetings during the fiscal year ended July 31, 2015, and four meetings during the fiscal year ended October 31, 2015, for funds with the relevant fiscal year ends. The written report of the Audit Committee is set forth below under "Audit Committee Report." The written charter of the Audit Committee is included as Attachment 1 to this proxy statement.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the funds. Mr. McClellan serves as Chairperson of this Committee. This Committee held four meetings during the fiscal year ended December 31, 2014, four meetings during the fiscal year ended July 31, 2015, and four meetings during the fiscal year ended October 31, 2015, for funds with the relevant fiscal year ends.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo). This Committee oversees the initiation, operation, and renewal of the various contracts between the funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the funds. Mr. Russo serves as Chairperson of this Committee. The Contracts, Legal & Risk Committee held four meetings during the fiscal year ended December 31, 2014, four meetings during the fiscal year ended July 31, 2015, and four meetings during the fiscal year ended October 31, 2015, for funds with the relevant fiscal year ends.

Nominating & Governance Committee. This Committee comprises all of the Independent Trustees as defined in Section 2(a)(19) of the 1940 Act. Mr. Oates serves as Chairperson of this Committee. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. This Committee held five meetings during the fiscal year ended December 31, 2014, five meetings during the fiscal year ended July 31, 2015, and five meetings during the fiscal year ended October 31, 2015, for funds with the relevant fiscal year ends.

Each fund's Board has adopted a written charter for the Nominating and Governance Committee. A copy of the Charter is included as Attachment 2 to this proxy statement. This Committee will consider nominees recommended by fund shareholders. Any recommendations from shareholders shall be directed to the Secretary of the relevant fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed below, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, and such other personal characteristics as a capacity for leadership and the ability to work well with others; (ii) the nominee's business, professional, academic, financial, accounting or other experience and qualifications, which demonstrate that they will make a valuable contribution as Trustees; (iii) a commitment to understand the funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees; (v) the ability to understand potential conflicts of interest involving management of the funds and to act in the interests of all shareholders; (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee; and (vii) experience on corporate or other institutional bodies having oversight responsibilities. The Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate the appropriate level of fitness to serve. This Committee will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

8

As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the re-nomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of a fund.

While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including shareholders, management, legal counsel and Board members, as it deems appropriate. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant fund's By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee's process for identifying and evaluating nominees to serve as Independent Trustees of the funds is set forth in Annex A to the Committee's Charter.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an "Investment Sub-Committee"). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Mses. Fey and Jackson and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Committees. The Investment Sub-Committee that oversees the funds held five meetings during the fiscal year ended December 31, 2014, five meetings during the fiscal year ended July 31, 2015, and five meetings during the fiscal year ended October 31, 2015, for the funds with the relevant fiscal year ends.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board's Committee structure.

Risk Oversight

As registered investment companies, the funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds' risk management activities that are implemented by the Advisor, the funds' Chief Compliance Officer ("CCO") and other service providers to the funds. The Advisor has primary responsibility for the funds' risk management on a day-to-day basis as a part of its overall responsibilities. The funds' subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets regularly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant funds' investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the funds' subadvisors to receive reports regarding management of the funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds' financial reporting. In addition, this Committee oversees the process of each fund's valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds' Pricing Committee (comprising officers of the funds).

The Compliance Committee assists the Board in overseeing the activities of the funds' CCO with respect to the compliance programs of the funds, the Advisor, the subadvisors, and certain of the funds' other service providers (the distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO's annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the funds. This Committee reviews reports from the funds' Advisor on a periodic basis regarding the risks facing the funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the funds' risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the funds' CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the funds' CCO, the Advisor, other service providers, external fund counsel, and counsel to

9

the Independent Trustees, to identify and review risk management issues that may be placed on the full Board's agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the funds' advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor's functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor's risk management program is part of the overall risk management program of John Hancock, the Advisor's parent company. John Hancock's Chief Risk Officer supports the Advisor's risk management program, and at the Board's request will report on risk management matters.

Executive Officers

The following table presents information regarding the current principal officers of the funds. The business address of each officer is 601 Congress Street, Boston, Massachusetts 02210.

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Year Commenced Service
Andrew G. Arnott (1971) President

Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

2009 (A-H)
John J. Danello (1955) Senior Vice President, Secretary, and Chief Legal Officer

Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Exchange-Traded Fund Trust (since 2015).

2014 (A-H)
Francis V. Knox, Jr. (1947) Chief Compliance Officer

Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

2011 (B) 2005 (A, C–G) 2007 (H)
Charles A. Rizzo (1957) Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

2011 (B) 2007 (A, C–H)
Salvatore Schiavone (1965) Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

2011 (B) 2009 (A, C–H)

(A) Financial Opportunities
(B) Hedged Equity & Income
(C) Preferred Income
(D) Preferred Income II
(E) Preferred Income III
(F) Premium Dividend
(G) Tax-Advantaged Dividend
(H) Tax-Advantaged Global

"John Hancock retail funds" comprises the series of John Hancock Funds III and 10 other investment companies, as well as ten closed-end funds (including the funds described in this proxy statement).

Communications with the Trustees

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the funds at the following address: 601 Congress Street, Boston, Massachusetts 02210. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a fund.

10

Trustee Share Ownership

The following table shows the number of shares beneficially owned by each Trustee, as well as the dollar range of each Trustee's ownership of the funds and all John Hancock funds overseen by the Trustee.

Trustee Holdings[1]
Name of Trustee	Financial Opportunities	Amount of Shares	Hedged Equity & Income	Amount of Shares
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	587	$10,001 – $50,000	714
Peter S. Burgess	$10,001 – $50,000	720	$10,001 – $50,000	994
William H. Cunningham	$10,001 – $50,000	687	$10,001 – $50,000	782
Grace K. Fey	$10,001 – $50,000	550	$10,001 – $50,000	743
Theron S. Hoffman	$10,001 – $50,000	725	$10,001 – $50,000	993
Deborah C. Jackson	$10,001 – $50,000	1,077	$10,001 – $50,000	800
Hassell H. McClellan	$10,001 – $50,000	620	$10,001 – $50,000	789
James M. Oates	$10,001 – $50,000	759	$10,001 – $50,000	943
Steven R. Pruchansky	$10,001 – $50,000	901	$10,001 – $50,000	1,413
Gregory A. Russo	$10,001 – $50,000	965	$10,001 – $50,000	941
Non-Independent Trustees
James R. Boyle	None	None	None	None
Craig Bromley	None	None	$10,001 – $50,000	1,250
Warren A. Thomson	None	None	None	None

Trustee Holdings[1]
Name of Trustee	Preferred Income	Amount of Shares	Preferred Income II	Amount of Shares
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	518	$10,001 – $50,000	717
Peter S. Burgess	$10,001 – $50,000	650	$10,001 – $50,000	650
William H. Cunningham	$10,001 – $50,000	715	$10,001 – $50,000	717
Grace K. Fey	$10,001 – $50,000	674	$10,001 – $50,000	674
Theron S. Hoffman	$10,001 – $50,000	721	$10,001 – $50,000	723
Deborah C. Jackson	$10,001 – $50,000	1,407	$10,001 – $50,000	726
Hassell H. McClellan	$10,001 – $50,000	661	$10,001 – $50,000	662
James M. Oates	$10,001 – $50,000	855	$10,001 – $50,000	846
Steven R. Pruchansky	$10,001 – $50,000	1,251	$10,001 – $50,000	1,274
Gregory A. Russo	$10,001 – $50,000	883	$10,001 – $50,000	866
Non-Independent Trustees
James R. Boyle	None	None	None	None
Craig Bromley	None	None	None	None
Warren A. Thomson	None	None	None	None

11

Trustee Holdings[1]
Name of Trustee	Preferred Income III	Amount of Shares	Premium Dividend	Amount of Shares
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	754	$10,001 – $50,000	1,058
Peter S. Burgess	$10,001 – $50,000	874	$10,001 – $50,000	1,142
William H. Cunningham	$10,001 – $50,000	823	$10,001 – $50,000	1,080
Grace K. Fey	$10,001 – $50,000	766	$10,001 – $50,000	1,050
Theron S. Hoffman	$10,001 – $50,000	824	$10,001 – $50,000	1,123
Deborah C. Jackson	$10,001 – $50,000	831	$10,001 – $50,000	1,282
Hassell H. McClellan	$10,001 – $50,000	760	$10,001 – $50,000	1,003
James M. Oates	$10,001 – $50,000	974	$10,001 – $50,000	1,263
Steven R. Pruchansky	$10,001 – $50,000	1,362	$10,001 – $50,000	1,895
Gregory A. Russo	$10,001 – $50,000	1,017	$10,001 – $50,000	1,326
Non-Independent Trustees
James R. Boyle	None	None	None	None
Craig Bromley	$10,001 – $50,000	1,100	$10,001 – $50,000	1,500
Warren A. Thomson	None	None	None	None

Trustee Holdings[1]
Name of Trustee	Tax-Advantaged Dividend	Amount of Shares	Tax-Advantaged Global	Amount of Shares	All John Hancock Funds Overseen
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	564	$10,001 – $50,000	1,099	Over $100,000
Peter S. Burgess	$10,001 – $50,000	805	$10,001 – $50,000	1,356	Over $100,000
William H. Cunningham	$10,001 – $50,000	730	$10,001 – $50,000	1,098	Over $100,000
Grace K. Fey	$10,001 – $50,000	681	$1 – $10,000	1,026	Over $100,000
Theron S. Hoffman	$10,001 – $50,000	801	$10,001 – $50,000	1,299	Over $100,000
Deborah C. Jackson	$10,001 – $50,000	1,130	$1 – $10,000	850	Over $100,000
Hassell H. McClellan	$10,001 – $50,000	655	$10,001 – $50,000	1,369	Over $100,000
James M. Oates	$10,001 – $50,000	760	$10,001 – $50,000	1,197	Over $100,000
Steven R. Pruchansky	$10,001 – $50,000	1,448	$10,001 – $50,000	2,284	Over $100,000
Gregory A. Russo	$10,001 – $50,000	1,001	$10,001 – $50,000	1,309	Over $100,000
Non-Independent Trustees
James R. Boyle	None	None	None	None	Over $100,000
Craig Bromley	$10,001 – $50,000	1,050	$10,001 – $50,000	1,706	Over $100,000
Warren A. Thomson	None	None	None	None	Over $100,000

1 Trustee share ownership is provided as of October 31, 2015. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a fund's executive officers, Trustees and persons who own more than 10% of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Independent Trustee Compensation

Each fund pays fees to its Independent Trustees and Mr. Boyle. Trustees are also reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee and Mr. Boyle receives in the aggregate from each fund and the other closed-end funds in the John Hancock Fund Complex an annual retainer of $40,000.

12

The following table provides information regarding the compensation paid by each fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and Mr. Boyle for their services for each fund's most recently completed fiscal year.

Aggregate Compensation for the Fiscal Year Ended December 31, 2014

Independent Trustees	Hedged Equity & Income	Total Compensation All Funds in the John Hancock Fund Complex[1]

Charles L. Bardelis	$4,000	$345,000
Peter S. Burgess	$4,000	$365,000
William H. Cunningham	$4,000	$345,000
Grace K. Fey	$4,000	$345,000
Theron S. Hoffman	$4,000	$345,000
Deborah C. Jackson	$4,000	$345,000
Hassell H. McClellan	$4,000	$365,000
James M. Oates	$4,000	$485,000
Steven R. Pruchansky	$4,000	$345,000
Gregory A. Russo	$4,000	$365,000
Non-Independent Trustee
James R. Boyle[2]	$0	$0

1 The fund does not have a pension or retirement plan for any of its Trustees or officers.

2 Mr. Boyle commenced service as a Trustee as of March 10, 2015.

Aggregate Compensation for the Fiscal Year Ended July 31, 2015

Independent Trustees	Preferred Income	Preferred Income II	Preferred Income III	Total Compensation All Funds in the John Hancock Fund Complex[1]
Charles L. Bardelis	$4,000	$4,000	$4,000	$355,000
Peter S. Burgess	$4,000	$4,000	$4,000	$375,000
William H. Cunningham	$4,000	$4,000	$4,000	$355,000
Grace K. Fey	$4,000	$4,000	$4,000	$355,000
Theron S. Hoffman	$4,000	$4,000	$4,000	$355,000
Deborah C. Jackson	$4,000	$4,000	$4,000	$355,000
Hassell H. McClellan	$4,000	$4,000	$4,000	$375,000
James M. Oates	$4,000	$4,000	$4,000	$495,000
Steven R. Pruchansky	$4,000	$4,000	$4,000	$355,000
Gregory A. Russo	$4,000	$4,000	$4,000	$375,000
Non-Independent Trustee
James R. Boyle[2]	$3,249	$3,249	$3,249	$254,039

1 None of these funds has a pension or retirement plan for any of its Trustees or officers.

2 Mr. Boyle commenced service as a Trustee as of March 10, 2015.

13

Aggregate Compensation for the Fiscal Year Ended October 31, 2015

Independent Trustees	Financial Opportunities	Premium Dividend
Charles L. Bardelis	$4000	$4000
Peter S. Burgess	$4000	$4000
William H. Cunningham	$4000	$4000
Grace K. Fey	$4000	$4000
Theron S. Hoffman	$4000	$4000
Deborah C. Jackson	$4000	$4000
Hassell H. McClellan	$4000	$4000
James M. Oates	$4000	$4000
Steven R. Pruchansky	$4000	$4000
Gregory A. Russo	$4000	$4000
Non-Independent Trustee
James R. Boyle[2]	$3,249	$3,249

Independent Trustees	Tax-Advantaged Dividend	Tax-Advantaged Global	Total Compensation All Funds in the John Hancock Fund Complex[1]
Charles L. Bardelis	$4,000	$4,000	$357,500
Peter S. Burgess	$4,000	$4,000	$377,500
William H. Cunningham	$4,000	$4,000	$357,500
Grace K. Fey	$4,000	$4,000	$357,500
Theron S. Hoffman	$4,000	$4,000	$357,500
Deborah C. Jackson	$4,000	$4,000	$357,500
Hassell H. McClellan	$4,000	$4,000	$377,500
James M. Oates	$4,000	$4,000	$497,500
Steven R. Pruchansky	$4,000	$4,000	$357,500
Gregory A. Russo	$4,000	$4,000	$377,500
Non-Independent Trustee
James R. Boyle[2]	$3,249	$3,249	$273,539

1 None of these funds has a pension or retirement plan for any of its Trustees or officers.

2 Mr. Boyle commenced service as a Trustee as of March 10, 2015.

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the funds or any of their affiliated persons or has a material interest adverse to the funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the funds within the past ten years.

Audit Committee Report

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee has reviewed and discussed with the funds' management and PricewaterhouseCoopers LLP ("PwC") the audited financial statements of the funds contained in the Annual Reports on Form N-CSR for the most recent fiscal year.* The Audit Committee also has discussed with PwC the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standards, AU Section 380, which includes, among other items, matters related to the conduct of the audit of the funds' financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence and has discussed with PwC its independence from the funds.

Based on the review and discussions referred to above the Audit Committee, pursuant to the authority delegated to the Audit Committee by the Board of Trustees, approved the inclusion of the audited financial statements in the fund's Annual Report on Form N-CSR for filing with the SEC.

14

Submitted by the Audit Committee**

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

* For purposes of this report, the funds' most recently completed fiscal years are as follows: October 31, 2015 (Financial Opportunities, Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global), December 31, 2014 (Hedged Equity & Income), and July 31, 2015 (Preferred Income, Preferred Income II and Preferred Income III).

** The Audit Committee Report was issued on December 8, 2015, with respect to Financial Opportunities, Premium Dividend, Tax-Advantaged  Dividend and Tax-Advantaged Global; February 10, 2015, with respect to Hedged Equity & Income, and September 15, 2015, with respect to Preferred Income, Preferred Income II and Preferred Income III.

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected PwC, 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm.

Representatives of PwC are not expected to be present at the meeting, but have been given the opportunity to make a statement, if they desire to do so, and will be available should any matter arise requiring their participation.

The following tables set forth the aggregate fees billed by PwC for the funds' two most recently completed fiscal years for professional services rendered for (i) the audit of the funds' annual financial statements and the review of financial statements included in the funds' reports to shareholders, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the funds' financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all other services provided by PwC other than (i), (ii) and (iii). None of the services described below were approved by the Audit Committee pursuant to the "de minimis exception" from the pre-approval requirement set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Securities Act of 1933, as amended.

Fees Paid to PwC for the Fiscal Years Ended December 31, 2014 and 2013

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2014	2013	2014	2013	2014	2013	2014	2013
Hedged Equity & Income	$41,487	$36,266	$0	$0	$3,450	$3,492	$156	$285

Fees Paid to PwC for the Fiscal Years Ended July 31, 2015 and 2014

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2015	2014	2015	2014	2015	2014	2015	2014
Preferred Income	$40,651	$39, 493	$0	$0	$3,500	$3,450	$216	$122
Preferred Income II	$40,651	$39, 493	$0	$0	$3,500	$3,450	$216	$122
Preferred Income III	$40,651	$39, 493	$0	$0	$3,500	$3,450	$216	$122

Fees Paid to PwC for the Fiscal Years Ended October 31, 2015 and 2014

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2015	2014	2015	2014	2015	2014	2015	2014
Financial Opportunities	$55,880	$29,167	$0	$0	$3,500	$3,450	$215	$383
Premium Dividend	$42,429	$41,388	$0	$0	$3,500	$3,450	$215	$122
Tax-Advantaged Dividend	$35,965	$35,082	$0	$0	$3,500	$3,450	$215	$122
Tax-Advantaged Global	$37,830	$36,901	$0	$0	$3,500	$3,450	$119	$383

Each fund's Audit Committee has adopted procedures that require the pre-approval of audit and nonaudit services provided by the fund's independent registered public accounting firm to the fund, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provide services to each fund (the "Advisor Affiliates") and that relate directly to each fund's operations and financial reporting. In addition, these procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, such services are deemed to be pre-approved by the Audit Committee. The scope and value criteria are reviewed annually. Unless a service is pre-approved under the procedures, it must be specifically pre-approved by the Audit Committee.

In recommending PwC as the funds' independent registered public accounting firm, the Audit Committee has considered the compensation paid to PwC for audit and non-audit services to the Advisor and the Advisor Affiliates, and has determined that such compensation is not incompatible with maintaining PwC's independence.

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to each fund for the two most recently completed fiscal years.

Fund	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
Hedged Equity & Income	$3,606	$3,777

15

Fund	Fiscal Year Ended July 31, 2015	Fiscal Year Ended July 31, 2014
Preferred Income	$3,716	$3,572
Preferred Income II	$3,716	$3,572
Preferred Income III	$3,716	$3,832

Fund	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014
Financial Opportunities	$3,715	$3,833
Premium Dividend	$3,715	$3,572
Tax-Advantaged Dividend	$3,715	$3,572
Tax-Advantaged Global	$3,619	$3,833

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to the Advisor and the Advisor Affiliates for the funds' last two fiscal years.

Fund	Amount Billed to the Advisor and Advisor Affiliates
December 31, 2014	$5,312,969
December 31, 2013	$5,952,421
July 31, 2015	$6,290,949
July 31, 2014	$6,187,617
October 31, 2015	$7,121,652
October 31, 2014	$5,636,080

Required Vote for Proposal 1

Approval of Proposal 1 will require a plurality of all votes cast, assuming a quorum exists. A "plurality" means that the five Nominees presented for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

The Board of Trustees, including all the Independent Trustees, recommends that shareholders vote "FOR" Proposal 1.

16

MISCELLANEOUS

Voting Procedures

Directions to attend the Meeting where shareholders may vote in person can be found on our website at www.jhinvestments.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for each Nominee in the proposal. The proposal described in this proxy statement is considered a routine matter on which brokers holding shares in "street name" may vote on this proposal without instruction under the rules of the NYSE.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the funds, (ii) by a properly executed later-dated proxy received by the Secretary of the funds, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund's shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker "Non-Votes." Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote "against" a proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the funds.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the funds and/or by personnel of the Advisor, its affiliates, or by broker-dealer firms. Computershare Inc., which serves as transfer agent, will assist in the solicitation of proxies. Computershare Inc. will be reimbursed by the funds for its reasonable expenses.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by e-mail or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in each fund's account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

Alternatively, a shareholder may call the funds' Voice Response Unit to vote by taking the following steps:

■

Read the Proxy Statement and have your proxy card(s) at hand.

■

Call the toll-free-number located on your proxy card(s).

■

Enter the "control number" found on the front of your proxy card(s).

■

Follow recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

Shareholders also will have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a third-party vendor. Voting via the Internet will not affect a shareholder's right to vote in person if the shareholder decides to attend the Meeting. A shareholder should not mail the proxy card(s) if he or she is voting via the Internet. To vote via the Internet, a shareholder will need the "control number" that appears on the proxy card (s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm

17

that shareholders' instructions have been recorded properly. If a shareholder is voting via the Internet, he or she should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, the costs of which the shareholder must bear.

To vote via the Internet, a shareholder should:

■

Read the Proxy Statement and have your proxy card(s) at hand.

■

Go to the Web site on the proxy card(s).

■

Enter the "control number" found on the front of your proxy card(s).

■

Follow the instructions on the Web site.

To ensure that the shareholder's instructions have been recorded correctly, the shareholder will receive a confirmation of his or her voting instructions immediately after submitting them.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable fund of their desire to receive multiple copies of the shareholder reports and other materials that a fund sends. If a shareholder would like to receive an additional copy, he or she should contact the applicable fund by writing to 601 Congress Street, Boston, Massachusetts 02210, Attn: Michael Heffernan, or by calling 866-859-8682. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS

Shareholder proposals, including Nominees for Trustee, intended to be presented at a fund's 2017 annual meeting, in accordance with Rule 14a-8 under the Exchange Act, must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on August 18, 2016, for inclusion in that fund's proxy statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the relevant fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on September 16, 2016, and no earlier than August 18, 2016. In order to be included in a fund's proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

BY ORDER OF THE BOARD OF TRUSTEES Dated: December 16, 2015 Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

18

Adopted December 12, 2012
As Amended September 26, 2014
March 12, 2015
June 25, 2015
December 10, 2015

ATTACHMENT 1

JOHN HANCOCK FUNDS AUDIT COMMITTEE CHARTER

A. Overall Role and Responsibility

1. Overall Role. The Audit Committee (the "Committee") shall assist the Board of Trustees (collectively, the "Board") of each registered investment company in the John Hancock Funds complex1 (collectively, the "Trust") in its oversight role with respect to:

a. the integrity of the Trust's financial statements;
b. the financial reporting process;
c. the system of internal controls over financial reporting;
d. the Trust's independent registered public accounting firm's (the "Independent Auditor") qualifications and independence;
e. the performance of the Trusts' Independent Auditor; and
f. the Trusts' compliance with legal and regulatory requirements applicable to accounting, internal accounting controls or auditing matters and related disclosures.

2. Responsibility of the Committee. The function of the Committee is oversight. Officers of the Trust are responsible for financial reporting and maintaining appropriate systems for accounting and internal control over financial reporting. The Trust's Independent Auditor is responsible for planning and carrying out an audit in accordance with legal and regulatory requirements and the standards of the PCAOB or other similar accounting and auditing standards organization and for providing other audit and non-audit services for which it may be engaged by the Trust.

In fulfilling the Committee's responsibilities hereunder, it is recognized that it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Trust to its shareholders and others. The authority and responsibilities set forth in this Charter recognize that the Committee members are not acting as accountants or auditors, and this Charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Trust's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the Independent Auditor's report.

Reliance on Other Persons and Information. Each Committee member shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside the Trust from which the Committee receives information; (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) statements made by the officers and employees of the Trust, the Trust's investment adviser (the "Adviser"), or other third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust. In addition, the evaluation of the Trust's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Independent Auditor, nor does the Committee's evaluation substitute for the responsibilities of the Trust's officers for preparing, or the Independent Auditor for auditing, the financial statements.

B. Membership

1. Number of Committee Members. The Committee shall consist of at least three Trustees of the Trust, none of whom is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (an "Independent Trustee").

2. Appointment of Committee Members. The full Board shall designate the members of the Committee and the Committee Chair. Committee members shall serve at the pleasure of the Board.

3. Qualifications of Committee Members.

a. Except as otherwise permitted by the applicable rules of the NYSE Arca, each member of the Committee shall be "independent," as defined by such rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

b. No Committee member may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Trust, other than fees paid in his or her capacity as a member or Chair of the Board, or of any committee of the Board.

1"John Hancock Funds" includes John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Collateral Trust, John Hancock Current Interest, John Hancock Exchange-Traded Fund Trust, John Hancock Financial Opportunities Fund, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Variable Insurance Trust, John Hancock Emerging Markets Income Fund, John Hancock Floating Rate High Income Opportunities Fund, John Hancock Hedged Equity & Income Fund, John Hancock Income Securities Trust, John Hancock Investors Trust, John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Premium Dividend Fund, John Hancock Strategic Diversified Income Fund, John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund and for those Trust that are series companies, each investment portfolio thereof.

19

c. To the extent required by the NYSE, each Committee member must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

d. At least one Committee member must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board may presume that a person who satisfies the definition of "audit committee financial expert" (discussed below) has such expertise.

e. Unless otherwise permitted by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock fund).

4. Audit Committee Financial Expert. The Board shall determine annually whether any member of the Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. The designation of a person as an "audit committee financial expert," within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a Committee member, nor shall it decrease the duties and obligations of other Committee members or the Board.

C. Operations

1. Meetings and Actions by Written Consent. The Committee shall meet as often as it deems appropriate. Meetings may be called and notice given by the Committee Chair or a majority of the Committee members. Committee members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Trust's governing documents. The Committee shall maintain minutes or other records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.

2. Delegation to Subcommittees. The Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit and permitted non-audit services, to a subcommittee of one or more members.

3. Appointment of Chair. As noted above, one member of the Committee shall be appointed as Chair by the Board. The Chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before the meetings, presiding over the meetings, and making reports to the Board, as appropriate.

4. Executive Sessions. The Committee may meet privately and may admit non-members by invitation. The Committee shall meet with Officers of the Trust and the Independent Auditor in separate executive sessions as the Committee deems appropriate, and may meet with internal legal counsel and compliance personnel of the Adviser and with representatives of the Trust's service providers, to discuss matters that relate to the areas for which the Committee has responsibility.

5. Required Vote and Quorum. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Committee members are present at the meeting in person or by telephone.

6. Appropriate Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Trust's expense, as it determines necessary or appropriate to carry out its duties. The Committee shall have direct access to such officers of, and service providers to, the Trust, including subadvisers to the Trusts, as it deems desirable.

7. Review of Charter. The Committee shall review and assess the adequacy of this Charter at least annually and, where necessary, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.

8. Performance Evaluation. The Committee shall undertake and review with the Board an annual performance evaluation of the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Committee Chair or by any other member of the Committee or by counsel to the Independent Trustees if designated by the Committee to make this report.

D. Duties and Powers of the Committee

To carry out its purposes, the Committee shall:

1. Selection of Independent Auditor

a. Approve and recommend to the Board for its ratification and approval the selection, retention or termination of the Independent Auditor (or any other public accounting firm engaged for the purpose of performing other audit, review or attest services for a Trust).

b. Periodically review and evaluate the lead partner and other senior members of the Independent Auditor's team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

c. Review and evaluate matters potentially affecting the capabilities of the Independent Auditor, and in that connection obtain an understanding of the Independent Auditor's quality control and independence procedures and results of review by third parties.

d. Approve the engagement of the Independent Auditor to provide an annual audit of and report on the Trust's financial statements.

e. Preapprove all other audit services provided by the Independent Auditor to the Trust.

20

f. Preapprove all non-audit services provided by the Independent Auditor to the Trust, the Adviser or any entity controlling, controlled by or under common control with the Adviser (an "Adviser Affiliate") that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

g. Develop, to the extent it deems appropriate, policies and procedures for preapproval of the Independent Auditor to provide non-audit services.

h. Consider the controls applied by the Independent Auditor and any measures taken by Officers of the Trust in an effort to assure that all items requiring preapproval by the Committee are timely identified and referred to the Committee.

i. Review the performance of the Independent Auditor.

j. Review and preapprove the fees proposed to be charged to the Trust by the Independent Auditor for audit and non-audit services as set forth in the Schedule of General Pre-Approved Audit, Audit-Related, Tax and Other Non-Audit Services.

k. Obtain and review, at least annually, a report by the Independent Auditor describing: the firm's independence, the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the Independent Auditor and the Trust, including the disclosures required by any applicable Independence Standards Board Standard or the PCAOB, or any similar accounting or auditing standards organization. The Committee shall engage in an active dialogue with the Independent Auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

l. Set clear hiring policies for the Trust and the Adviser for employees or former employees of the Independent Auditor.

m. Periodically consider whether there should be a regular rotation of the independent audit firm.

2. Evaluation of Independence

a. Review and evaluate matters potentially affecting the independence of the Independent Auditor, and in that connection:

i. Receive from the Independent Auditor a formal written statement delineating the relationships between the Independent Auditor and the Trust and its affiliates.

aa. Consider whether the type and/or annual total monetary amount of non-audit services provided by the Trust's Independent Auditor to the Adviser or any Adviser Affiliate that provides ongoing services to the Trust, are inconsistent with maintaining the independence of the Independent Auditor.

b. Recommend that the full Board take such action as the Committee deems appropriate regarding matters relating to the independence and performance of the Independent Auditor including, if appropriate, replacement of the Independent Auditor.

3. Oversight of Audit Process

a. Review the arrangements for and scope of the annual audit, interim reviews and any special audits.

b. Review with Officers of the Trust and/or the Independent Auditor:

i. Significant current financial reporting issues and practices.

ii. Significant matters arising in the preparation of and the quality, accuracy or fairness of the annual and interim financial statements and reports, and assess whether the financial statements and reports reflect appropriate accounting policies.

- Judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Trust and, particularly, about the preferability and objectivity of its accounting principles and underlying estimates.

c. Inquire of Officers of the Trust and the Independent Auditor regarding:

i. Significant risks to or exposure of the Trust relating to deficiencies in internal controls over financial reporting and the steps that Officers of the Trust have taken to minimize such risks or exposure.

ii. Significant tax positions elected by the Trust and their effect on amounts distributed and reported to shareholders for federal personal income tax purposes.

iii. Pricing and valuation matters generally, and specifically with respect to:

aa. Procedures used to assess the securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets.

bb. Procedures established by the Board to value securities at "fair value" as determined in good faith, the Independent Auditor conclusions as to the reasonableness of the procedures, Officers of the Trust's adherence to established "fair value" procedures.

iv. Audit adjustments recorded in the annual financial statements and adjustments not recorded because their effects were considered immaterial, both individually and in the aggregate, to the financial statements taken as a whole, with a view to gaining an understanding of Trust Officers' and the Independent Auditor's concept of materiality.

v. Accounting for unusual transactions.

21

vi. Any Securities and Exchange Commission ("SEC") staff comments on the Trust's SEC reports, including, in particular, any accounting or disclosure compliance comments.

d. Receive from the Independent Auditor one or more reports on the matters specified in Rule 2-07 of Regulation S-X, "Communications with Audit Committees," and in applicable PCAOB requirements including:

i. All critical accounting policies and practices to be used.

ii. All alternative treatments within generally accepted accounting principles for policies and practices related to material items, including ramifications of the use of alternative disclosures and treatments and the reasonableness of quality of accounting principles adopted.

iii. Other material written communications between the Independent Auditor and Officers of the Trust, such as any management letter or schedule of unadjusted differences.

iv. All non-audit services provided to the Adviser or an Adviser Affiliate that were not preapproved by the Committee.

e. Review and discuss with Officers of the Trust and the Independent Auditor the results of annual audits and related comments, with particular focus on the following items:

i. The Independent Auditor's audit of the Trust's annual financial statements, including footnotes and its report thereon, and any significant audit findings, including any adjustments to the financial statements recommended by the Independent Auditor.

ii. The Independent Auditor's judgement regarding the reasonableness and quality of significant estimates made by Officers of the Trust.

iii. The Independent Auditor's views as to the adequacy of disclosures in the Trust's financial statements in relation to generally accepted accounting principles.

iv. Any serious difficulties or disputes with Officers of the Trust encountered during the course of the audit.

v. Any significant changes to the audit plan.

vi. The form of report on financial statements that the Independent Auditor proposes to render to the Board and shareholders.

vii. Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards as required by any audit oversight agency (e.g., the PCAOB).

4. Review of Matters Related to the Valuation of Portfolio Securities

Review matters related to valuation of portfolio securities, including valuation policies, and oversee valuation process including fair value determinations, use of pricing vendors and pricing committee procedures and membership. The Committee shall report and make recommendations to the Board regarding approval of valuation policies, pricing committee actions, fair value determinations, and related matters.

5. Oversight of Internal Controls

a. Consider and review with Officers of the Trust and the Independent Auditor:

i. The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities), and the Independent Auditor's letter as to the adequacy of such controls as required by Form N-SAR.

ii. The adequacy of internal controls at servicing agents employed on behalf of the Trust, including significant comments contained in service auditors' reports on those controls.

iii. Recommendations of the Independent Auditor on internal controls maintained both by the Trust and its service providers, together with responses of Officers of the Trust, including the status of previous audit recommendations.

iv. Any reports prepared by Officers of the Trust dealing with internal controls.

b. Review the Trust's principal executive officer and principal financial officer required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving Officers of the Trust or other employees who have a significant role in the Trust's internal control over financial reporting.

c. Inquire, to the extent the Committee deems appropriate, with respect to the integrity of the Trust's financial statements, as to the adequacy of internal controls of third-party service providers such as custodians, transfer agents and accounting and other recordkeeping service agents.

d. Meet periodically with representatives of internal audit personnel of the Adviser or the Adviser's Affiliates and discuss the results of any audit of the services provided to the Trust by the Adviser and the Adviser Affiliates. The Committee shall:

i. Review the scope of the internal audit work as it relates to services provided to the Trust by the Adviser and the Adviser Affiliates.

ii. Review the results of internal audits performed that relate to operations and financial reporting of the Trust.

6. Review of Financial Statements

a. Review with counsel legal and regulatory matters that may have a material impact on the Trust's financial statements, related compliance policies and programs and reports received from regulators.

22

b. Review at least annually the Trust's Disclosure Controls and Procedures relating to the Trust's financial statements.

c. The financial statements of each open-end fund overseen by the Committee shall be made available to the Chairman of the Audit Committee for his or her review prior to issuance and for discussion with Officers of the Trust and the Independent Auditor, as the Chairman considers appropriate, and the results of such review and discussion shall be reported by the Chairman to the Committee.

7. Oversight of Closed-End John Hancock Funds

In addition to the matters noted above, with respect to any closed-end John Hancock Fund (a "Closed-End Fund"), the Committee shall:

a. Meet periodically, including separately, with the Independent Auditor and with Management to, as appropriate, review, to the extent required by applicable law or regulation, the form and substance of a Closed-End Fund's financial statements and reports, including such fund's disclosures under "Management's Discussion of Fund Performance" and to discuss any matters of importance relating to the Closed-End Funds' financial statements, including any unusual adjustments to such statements recorded by Officers of the Trust or any adjustments recommended by the Independent Auditors, or other results of an audit. Consider whether it will recommend to the Board that the financial statements be included in a Closed-End Fund's annual or semi-annual report and if so recommended, release the financial statements for publication in the annual or semi-annual report pursuant to the Committee's delegated authority from the Board, subject to the Board's right to review and ratify such financial statements following publication. The financial statements so released shall be made available to the Board no later than its next meeting following their release.

b. Discuss guidelines and policies to govern the process by which financial risk assessment and financial risk management is undertaken including the Trust's major risk exposure and other steps management has taken to monitor and control such exposure. The Committee is not the primary body responsible for oversight of risk assessment and risk management, which is primarily the role of the Contract, Legal and Risk Committee.

c. Prepare an annual Committee report for inclusion where necessary in a Closed-End Fund's proxy statement relating to its annual meeting of security holders, or in any other filing required by the SEC's rules.

d. Discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies (if any), and the type of presentations to be made.

e. Each Committee member will have the qualifications set forth in B.3. above.

f. Discuss with Officers of the Trust any notice to an exchange of a violation of the exchanges' corporate governance listing standards.

8. Review of Other Matters

a. Review with the full Board any issues that arise with respect to the quality or integrity of the Trust's financial statements and the performance and independence of the independent auditors.

b. In coordination with the Trust's Compliance Committee, review and report to the Board on the Trust's compliance with legal and reporting requirements. The Compliance Committee has primary responsibility for these requirements except for those that relate directly to accounting, internal accounting controls, auditing matters and financial reporting. To the extent these responsibilities are delegated to another committee of the Board, the Committee will coordinate the review and reporting with this committee.

c. In coordination with the Trust's Contracts, Legal and Risk Committee, review and report to the Board on the Trust's significant risks and exposure of the Trust to deficiencies in internal controls over financial reporting. The Contract, Legal and Risk Committee has primary responsibility for these requirements except for those that relate directly to accounting, internal accounting controls, auditing matters and financial reporting. To the extent these responsibilities are delegated to another committee of the Board, the Committee will coordinate the review and reporting with this committee.

d. Review and report to the Board the Committee's recommendation regarding approval of matters related to the declaration of dividends and distributions for each Trust that is an open end investment company.

e. Perform other tasks assigned to it from time to time by the Board and report findings and recommendations to the Board, as appropriate.

f. Regularly report to the Board of Trustees regarding the activities of the Committee.

E. Complaints

The Committee shall follow the procedures below for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, and auditing matters relating to the Trust ("Complaints").

The Committee will request the Adviser to establish procedures that are acceptable to the Chief Compliance Officer of the Trust (the "CCO") for the anonymous submission of Complaints by employees of the Adviser and its affiliates. Complaints by other parties may be submitted to the Committee Chair or to the CCO, who will then forward the Complaint to the Committee Chair. The CCO will provide a report to the Committee each quarter regarding Complaints received during the prior quarter.

The Committee Chair may convene a special meeting of the Committee (which may be telephonic) to review a Complaint or may defer review until the next regularly scheduled quarterly Committee meeting. The Committee will evaluate the Complaint, determine the appropriate action to be taken in response to the Complaint, and review any action taken by the Adviser and its affiliates to address the Complaint. In evaluating the Complaint, the Committee may

23

conduct an investigation or request another party, including outside legal counsel or other persons not affiliated with the Adviser, to conduct an investigation of the Complaint.

The Committee shall report to the full Board its responses to all Complaints and any actions taken to address the Complaints.

Except as necessary to carry out its duties under this section, the Committee will seek to keep all Complaints and the identity of the party submitting the Complaint confidential to the extent reasonably possible.

24

ATTACHMENT 2

JOHN HANCOCK FUNDS1
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Overall Role and Responsibility

The Nominating and Governance Committee (the "Committee") of each of the Trusts shall (1) make determinations and recommendations to the Board of Trustees (the "Board") regarding issues related to (a) the composition of the Board and (b) corporate governance matters applicable to the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Trusts, or of any Fund's investment adviser, subadviser or principal underwriter and who are "independent" as defined in the rules of the New York Stock Exchange ("NYSE") (the "Independent Trustees") and (2) discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

Membership

The Nominating and Governance Committee (the "Committee") shall be composed of all of the Independent Trustees of the Board. One member of the Committee shall be appointed by the Board as Chair of the Committee. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings of the Committee and making reports to the full Board, as appropriate.

Structure, Operations and Governance

Meetings and Actions by Written Consent. The Committee shall meet as often as required or as the Committee deems appropriate, with or without management present. Meetings may be called and notice given by the Committee chair or a majority of the members of the Committee. Members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Funds' governing documents. The Committee shall report to the Board on any significant action it takes not later than the next following Board meeting.

Required Vote and Quorum. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee at which a quorum is present is necessary for the adoption of any resolution. At least a majority of the Committee members present at the meeting in person or by telephone shall constitute a quorum for the transaction of business.

Delegation to Subcommittees. The Committee may delegate any portion of its authority to a subcommittee of one or more members.

Appropriate Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds' expense, as it determines necessary or appropriate to carry out its duties and responsibilities. In addition, the Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

Review of Charter. The Committee Charter shall be approved by at least a majority of the Independent Trustees of the Trust. The Committee shall review and assess the adequacy of this Charter periodically and, where necessary or as it deems desirable, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.

Executive Sessions. The Committee may meet privately and may invite non-members to attend such meetings. The Committee may meet with representatives of the Investment Management Services department of the Funds' advisers, internal legal counsel of the Funds' advisers, members of the John Hancock Funds Risk & Investment Operations Committee (the "RIO Committee") and with representatives of the Funds' service providers, including the subadvisers, to discuss matters that relate to the areas for which the Committee has responsibility.

Specific Duties and Responsibilities

The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1. Except where a Trust is legally required to nominate individuals recommended by another, to identify individuals qualified to serve as Independent Trustees of the Trusts, and to consider and recommend to the full Board nominations of individuals to serve as Trustees.

2. To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3. To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

4. To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

5. To periodically review the Board's committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board's committees, and 3 recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

6. To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board's sole authority to approve the firm's fees and other retention terms.

1"John Hancock Funds" includes each trust and series thereof listed in Appendix A, as may be amended from time to time (each individually, a "Trust," and collectively, the "Trusts," and each series thereof, a "Portfolio" or "Fund," and collectively, the "Portfolios" or "Funds").

25

7. To consider and determine the amount of compensation to be paid by the Trusts to the Independent Trustees, including the compensation of the Chair of the Board or any Vice-Chair of the Board and of Committee Chairs, and to address compensation-related matters. The Chair of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Trusts provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

8. To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.

9. To review the Board Governance Procedures and recommend to the Board of Trustees changes to the Procedures as the Committee deems appropriate.

10. To report its activities to the full Board and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

Additional Responsibilities

The Committee will also perform other tasks assigned to it from time to time by the Chair of the Board or by the Board, and will report findings and recommendations to the Board, as appropriate.

Adopted: June 26, 2013

26

ANNEX A

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate the appropriate level of fitness to serve.

General Criteria

1

Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2

Nominees should have business, professional, academic, financial, accounting or other experience and qualifications which demonstrate that they will make a valuable contribution as Trustees.

3

Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4

Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the investment adviser, and to act in the interests of all shareholders.

5

Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.

6

Nominees should have experience on corporate or other institutional bodies having oversight responsibilities.

It is the intent of the Committee that at least one Independent Trustee be an "audit committee financial expert" as that term is defined in Item 3 of Form N-CSR.

Application of Criteria to Current Trustees

The re-nomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee's contribution to the Board and any committee on which he or she serves.

Review of Nominations

1. The Committee believes that it is in the best interests of each Trust and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2. In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate. These factors may include (but are not limited to) the person's character, integrity, judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate's experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person's availability and commitment to attend meetings and perform his or her responsibilities; whether or not the person has or had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or any subadviser of the Funds, as applicable, Fund service providers, or their affiliates or with Fund shareholders. The Committee will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

3. While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including shareholders, management, legal counsel and Board members, as it deems appropriate. The Committee may retain a professional search firm or a consultant to assist the Committee in a search for a qualified candidate. Any recommendations from shareholders shall be directed to the Secretary of the relevant Trust at such address as is set forth in the Trust's disclosure documents. Recommendations from management may be submitted to the Committee Chair. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Trust's By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.

4. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the Trust's proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust's proxy statement.

5. As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the relevant Trust. In the event that a vacancy arises or a change in Board

27

membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in this Annex A.

6. With respect to candidates for Independent Trustee, a biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate's eligibility to serve as an Independent Trustee.

7. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Trustee candidates as it deems necessary or appropriate.

8. After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

28

APPENDIX A

List of John Hancock Fund Trusts

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Collateral Trust
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust
John Hancock Financial Opportunities Fund
John Hancock Floating Rate High Income Fund
John Hancock Emerging Markets Income Fund
John Hancock Hedged Equity & Income Fund
John Hancock Income Securities Trust
John Hancock Investors Trust
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Strategic Diversified Income Fund
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund

29

601 Congress Street ▪ Boston, MA 02210-2805 ▪ 800-852-0218 ▪ jhinvestments.com	PFDPX 12/15

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	[FUND NAME]	PROXY
Annual Meeting of Shareholders
February 3, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Ariel Ayanna, John J. Danello, Thomas Dee, Kinga Kapuscinski, Nicholas Kolokithas, Charles A. Rizzo, Betsy Anne Seel, Christopher Sechler, and Andrew Wilkins, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all common shares of [Fund Name], which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on February 3, 2016, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name or names appear on this card. When signing as Attorney, Executor, Administrator, Trustee or Guardian please give your full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If you are a partnership, please sign in partnership name by authorized person.

Signature

Signature (if held jointly)

Date	27108_110315_CJ

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on February 3, 2016.

The Proxy Statement and Proxy Card for this meeting are available free of charge at:

https://www.proxy-direct.com/jhi-27108

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: █

1.	To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

			☐	☐	☐
	01. James R. Boyle	02. Craig Bromley
	03. Deborah C. Jackson	04. James M. Oates
05. Steven R. Pruchansky

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

27108_110315_C-J

[FUND NAME]
MEETING OF SHAREHOLDERS AS OF NOVEMBER 24, 2015
TO BE HELD ON FEBRUARY 3, 2016

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This Proxy is solicited on behalf of the Board of Trustees

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com:

The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement

The Board of Trustees recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders:	☐	☐	☐

01)	James R. Boyle	04) James M. Oates	PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02)	Craig Bromley	05) Steven R. Pruchansky
03)	Deborah C. Jackson

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date

[FUND NAME]

Annual Meeting of Shareholders

Please make your marks like this: ☒ Use dark black pencil or pen only

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

PROPOSAL	YOUR VOTE		TRUSTEES RECOMMEND
1. To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders.	FOR	WITHHOLD	↓
To vote for all trustees mark here:	☐		
To withold for all trustees mark here:		☐	
1.01 James R. Boyle	☐	☐	FOR
1.02 Craig Bromley	☐	☐	FOR
1.03 Deborah C. Jackson	☐	☐	FOR
1.04 James M. Oates	☐	☐	FOR
1.05 Steven R. Pruchansky	☐	☐	FOR

To attend the meeting and vote your shares in person please mark this box: ☐

Authorized Signatures - Must be completed for your instructions to be executed.

Please Sign Here ______ Please Date Here ______

Please Sign Here ______ Please Date Here ______

Please separate carefully at the perforation and return just the portion to the left in the envelope provided.

[FUND NAME]

Annual Meeting of Shareholders

For Holders as of November 24, 2015

All votes must be received by 05:00 PM, Eastern Time February 2, 2016.

To vote, use one of the following methods:

INTERNET Go To:

1. Go to the URL shown above.
2. Have your Voting Instruction Form ready and follow the instructions posted on the website.

TELEPHONE Call 1-866-586-3109.

1. Use a touch-tone telephone.
2. Have your Voting Instruction Form ready and follow the simple recorded instructions.

MAIL

1. Mark, sign, and date your Voting Instruction Form.
2. Detach and return Voting Instruction Form in the postage-paid envelope provided.

CONTROL NUMBER

Copyright © 2015 Mediant Communications Inc. All Rights Reserved

[FUND NAME]
IMPORTANT PROXY INFORMATION
Your Vote Counts!

PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the John Hancock Annual Shareholders Meeting to Be Held on February 3, 2016.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at:

https://www.proxy-direct.com/jhi-27108

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them otherwise you will not receive a paper copy or an email with a link to the documents. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than January 25, 2016, to facilitate timely delivery. The Annual Meeting of Shareholders of [Fund Name] will be held on February 3, 2016, at 2:00 p.m., Eastern Time, at 601 Congress Street, Boston, Massachusetts 02210. To obtain directions to be able to attend the meeting and vote in person, call 1-866-859-8682.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/jhi-27108

On this site you can view the The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.
Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331	E-MAIL REQUEST AT: proxymaterials@computershare.com:
Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JANUARY 25, 2016, TO FACILITATE TIMELY DELIVERY.

The following matters will be considered at the Meeting:

1.	To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders; and

2.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Trustees recommends that shareholders vote FOR each nominee to the Board of Trustees identified in the Proxy Statement.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting.

Directions to attend the Annual Meeting where you may vote in person can be found on our website,

http://www.jhfunds.com/proxy.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement?

Your funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

JHI_27108_NA_101315_C-J

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 3, 2016.

[FUND NAME]	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	November 24, 2015
Date: February 3, 2016 Time: 2:00 p.m., Eastern Time
Location: 601 Congress Street
Boston, MA 02210

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——	Before You Vote	——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow            (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow             (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 20, 2016 to facilitate timely delivery.

——	How To Vote	——

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow            (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Trustees recommends you vote FOR the following:

1.	To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders:
01) James R. Boyle 02) Craig Bromley 03) Deborah C. Jackson	04) James M. Oates 05) Steven R. Pruchansky

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for [FUND NAME]

Shareholder Meeting to be held on
February 3, 2016
For Holders as of November 24, 2015

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:

www.proxypush.com/

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

CONTROL NUMBER

For a convenient way to view proxy materials
and VOTE go to www.proxypush.com/
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders: Letter to Shareholders, Notice of Annual Meeting of Shareholders, and Proxy Statement are available at: www.proxypush.com/

If you want to receive a paper or e-mail copy of the proxy materials, you must request one, otherwise you will not receive paper or email copy of these documents. There is no charge to you for requesting a copy. In order to receive a paper package in time for the annual meeting, you must make this request on or before January 22, 2016.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

[FUND NAME]
Meeting Information

Meeting Type:     Annual Meeting of Shareholders

For Holders as of: November 24, 2015

Date:    Wednesday, February 3, 2016

Time:   02:00 PM, Eastern Time

Place:  Office of the Fund, 601 Congress Street, Boston, Massachusetts 02210

Directions to Meeting: http://www.jhinvestments.com/proxy

SEE REVERSE FOR FULL AGENDA

Copyright © 2015 Mediant Communications Inc. All Rights Reserved

[FUND NAME]

Annual Meeting of Shareholders

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1. To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders.

1.01 James R. Boyle

1.02 Craig Bromley

1.03 Deborah C. Jackson

1.04 James M. Oates

1.05 Steven R. Pruchansky

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.